                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      November 19, 1998

                              PRISM SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)




DELAWARE                                000-27774                         77-0282704
-------------------------------   ------------------------   -----------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)


1000 Hamlin Court, Sunnyvale, California                             94089
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code.   (408) 752-1888

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS

Ardent Software, Inc. Announces Acquisition Of Registrant

           On November 19, 1998, Prism Solutions, Inc. ("PRISM") entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") with Ardent Software, Inc. ("ARDENT") and Aquarius Acquisition Corp., a wholly owned subsidiary of ARDENT ("SUB"). Pursuant to the terms of the Agreement, (a) SUB will be merged with and into PRISM and PRISM will become a wholly owned subsidiary of ARDENT, and (b) all outstanding shares, and options to acquire shares, of PRISM's common stock will be exchanged for 0.13124 shares (or, in the case of options to acquire shares of PRISM's common stock, for options to purchase 0.13124 shares) of ARDENT's common stock. The Agreement and the related transactions are also described in the press release attached hereto as Exhibit
99.1 and incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.          Description

99.1                 Press Release, dated November 19, 1998

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PRISM SOLUTIONS, INC.
                                  (Registrant)


Dated: December 3, 1998           By:  /s/ Earl C. Charles
                                       -----------------------------------------
                                  Name:  Earl C. Charles
                                  Title: Chief Financial Officer and
                                         Secretary

                                INDEX TO EXHIBITS



       Exhibit No.                    Description
       -----------                    -----------
          99.1               Press Release dated November 19, 1998